Other (Income) and Expense (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of other (income) and expense
Components of other (income) and expense are as follows:

($ in millions)
For the year ended December 31:	2025	2024	2023
Other (income) and expense
(Gains)/losses on foreign currency transactions (1)	$993	$(458)	$116
(Gains)/losses on derivative instruments (1)	(641)	515	(17)
Interest income	(645)	(747)	(670)
Net (gains)/losses from securities and investment assets	7	(20)	(39)
Retirement-related costs/(income) (2)	65	3,457	(39)
Other (3)	(221)	(877)	(266)
Total other (income) and expense	$(442)	$1,871	$(914)
(1)The company uses financial hedging instruments to limit specific currency risks related to foreign currency-based transactions. The hedging program does not hedge 100 percent of currency exposures and defers, versus eliminates, the impact of currency. Refer to note S, “Derivative Financial Instruments,” for additional information on foreign exchange risk.
(2)2024 includes the impact of pension settlement charges of $3.1 billion. Refer to note U, “Retirement-Related Benefits,” for additional information.
(3)2024 includes pre-tax gains of $349 million from the sale of certain QRadar SaaS assets and $243 million from the divestiture of The Weather Company assets. Refer to note E, “Acquisitions & Divestitures,” for additional information.